Exhibit 99.4

THIS NOTE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE ALIENATED OR ENCUMBERED WITHOUT THE PRIOR WRITTEN CONSENT OF THE BORROWER.

                                                               State of Illinois
$100,000.00                                                    June 21, 2013

                              SECURED BUYER NOTE #1

     FOR VALUE RECEIVED, TYPENEX CO-INVESTMENT, LLC, an Illinois limited liability company (the "BORROWER"), hereby promises to pay to RED GIANT ENTERTAINMENT, INC., a Nevada corporation (the "LENDER," and together with the Borrower, the "PARTIES"), the principal sum of $100,000.00 together with all accrued and unpaid interest thereon, fees incurred or other amounts owing hereunder, all as set forth below in this Secured Buyer Note #1 (this "NOTE"). This Note is issued pursuant to that certain Securities Purchase Agreement of even date herewith, entered into by and between the Borrower and the Lender (as the same may be amended from time to time, the "PURCHASE AGREEMENT"), pursuant to which the Lender issued to the Borrower that certain Secured Convertible Promissory Note in the principal amount of $557,500.00 (as the same may be amended from time to time, the "LENDER NOTE"), convertible into shares of the Company's Common Stock. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

     1. Principal and Interest. Interest shall accrue on the unpaid principal balance and any unpaid late fees or other fees under this Note at a rate of five percent (5.0%) per annum until the full amount of the principal and fees has been paid. Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed. Notwithstanding any provision to the contrary herein, in no event shall the applicable interest rate at any time exceed the maximum interest rate allowed under applicable law, as provided in Section 11 below. The entire unpaid principal balance and all accrued and unpaid interest, if any, under this Note, shall be due and payable (such date is referred to as the "SECURED BUYER NOTE MATURITY DATE") on the date that is two (2) months following the occurrence of the Maturity Date (as defined in the Lender Note) under the Lender Note.

     2. Payment.  Unless prepaid,  all principal and accrued interest under this
Note is payable in one lump sum on the Secured Buyer Note Maturity Date. All payments of interest and principal shall be (i) in lawful money of the United States of America, and (ii) in the form of immediately available funds. All payments shall be applied first to costs of collection, if any, then to accrued and unpaid interest, and thereafter to principal. Payment of principal and interest hereunder shall be delivered to the Lender at the address furnished to the Borrower for that purpose.

     3. Prepayment by the Borrower. The Borrower may, in the Borrower's sole and absolute discretion, pay, without penalty, all or any portion of the outstanding balance along with any accrued but unpaid interest on this Note at any time prior to the Secured Buyer Note Maturity Date. Notwithstanding the foregoing, so long as no Equity Conditions Failure (as defined in the Lender Note) has ever occurred, regardless of whether or not such Equity Conditions Failure has been cured, the Borrower shall be required to pay the entire unpaid principal balance and all accrued and unpaid interest, if any, under this Note on the date that is seven (7) months after the date the Lender Note is issued. For purposes of determining an Equity Conditions Failure, the Equity Conditions Measuring Period (as defined in the Lender Note) will begin as of the date hereof and continue through the Secured Buyer Note Maturity Date.

     4. Security. The payment of this Note (and all the other Secured Buyer Notes (as defined in the Purchase Agreement)) shall be secured by that certain Membership Interest Pledge Agreement of even date herewith (as the same may be amended from time to time, the "PLEDGE AGREEMENT") executed by the Borrower, as Pledgor, in favor of the Lender, as Secured Party, whereby Borrower has pledged as collateral its 40% membership interest in Typenex Medical, LLC, an Illinois limited liability company, as more specifically set forth in the Pledge Agreement. All the terms and conditions of the Pledge Agreement are hereby incorporated into and made a part of this Note.

     5. Termination of Security Interest. As set forth in the Pledge Agreement, the Lender covenants and agrees that upon the earlier of (i) the date on which all of the Secured Buyer Notes are repaid in full and (ii) at Borrower's election, the date that is six (6) months and three (3) days following the execution of the Pledge Agreement, or such later date as specified by the Borrower in its sole discretion (the "TERMINATION DATE"), the Pledge Agreement and all security interests granted thereunder with respect to the Collateral (as defined in the Pledge Agreement) shall terminate, and the Borrower, as the Lender's attorney-in-fact, shall be authorized to terminate all UCC Financing Statements (Form UCC1) (each, a "FINANCING STATEMENT") filed under the Pledge Agreement by way of filing a UCC Financing Statement Amendment (Form UCC3) with respect to each such Financing Statement, and to take all other actions (including making all filings) necessary to reflect that the Pledge Agreement and the security interests granted thereunder have terminated. For avoidance of doubt, after the Termination Date, there shall be no collateral securing this Note.

     6. Right of Offset. Notwithstanding anything to the contrary herein or in any of the other Transaction Documents, in the event (i) of the occurrence of any Event of Default (as defined in the Lender Note) under the Lender Note or any other note issued by the Lender in connection with the Purchase Agreement,
(ii) the Borrower exercises any Event of Default Redemption Right or Fundamental Transaction Redemption Right (as such terms are defined in the Lender Note) under the Lender Note, (iii) the Lender Note is accelerated for any reason, or
(iv) of a breach of any material term, condition, representation, warranty, covenant or obligation of the Lender under any Transaction Document, the Borrower shall be entitled to deduct and offset any amount owing by the Lender under the Lender Note from any amount owed by the Borrower under this Note. In the event that the Borrower's exercise of the Borrower's offset rights under this Section 6 results in the full satisfaction of the Borrower's obligations under this Note, then the Lender shall return this Note to the Borrower for cancellation or, in the event this Note has been lost, stolen or destroyed, the Lender shall provide the Borrower with a lost note affidavit in a form reasonably acceptable to the Borrower.

     7. Default. If any of the events specified below shall occur (each, an "EVENT OF DEFAULT") the Lender may declare the unpaid principal balance under this Note, together with all accrued and unpaid interest thereon, fees incurred or other amounts owing hereunder immediately due and payable, by notice in writing to the Borrower. If any default, other than a Payment Default (as defined below), is curable, then the default may be cured (and no Event of Default will have occurred) if the Borrower, after receiving written notice from the Lender demanding cure of such default, either (a) cures the default within fifteen (15) days of the receipt of such notice, or (b) if the cure requires more than fifteen (15) days, immediately initiates steps that the Lender deems in the Lender's reasonable discretion to be sufficient to cure the default and thereafter diligently continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical. Each of the following events shall constitute an Event of Default:

     7.1. Failure to Pay. The Borrower's failure to make any payment when due and payable under this Note (a "PAYMENT DEFAULT");

     7.2. Breaches of Covenants. The Borrower's failure to observe or perform any other covenant, obligation, condition or agreement contained in this Note;

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
     7.3. Representations and Warranties. If any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of the Borrower to the Lender in writing in connection with this Note or any of the other Transaction Documents, or as an inducement to the Lender to enter into the Purchase Agreement, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; and

     7.4. Involuntary Bankruptcy. If any involuntary petition is filed under any bankruptcy or similar law or rule against the Borrower, and such petition is not dismissed within sixty (60) days, or a receiver, trustee, liquidator, assignee, custodian, sequestrator or other similar official is appointed to take possession of any of the assets or properties of the Borrower or any guarantor.

     8. Binding Effect; Assignment. This Note shall be binding on the Parties and their respective heirs, successors, and assigns; PROVIDED, HOWEVER, that neither party shall assign any of its rights hereunder without the prior written consent of the other party, except that the Borrower may assign this Note to any of the Borrower's Affiliates without the prior written consent of the Lender and, furthermore, the Lender agrees that it shall not unreasonably withhold, condition or delay its consent to any other assignment of this Note by the Borrower.

     9. Governing Law; Venue. The terms of this Note shall be construed in accordance with the laws of the State of Illinois as applied to contracts entered into by Illinois residents within the State of Illinois which contracts are to be performed entirely within the State of Illinois. With respect to any disputes arising out of or related to this Note, the Parties consent to the exclusive personal jurisdiction of, and venue in, the state courts located in Cook County, State of Illinois (or in the event of federal jurisdiction, the United States District Court for the Northern District of Illinois - Eastern Division), and hereby waive, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdiction or to any claim that such venue of the suit, action or proceeding is improper.

     10. Customer Identification-USA Patriot Act Notice. The Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the "Act"), and the Lender's policies and practices, the Lender is required to obtain, verify and record certain information and documentation that identifies the Borrower, which information includes the name and address of the Borrower and such other information that will allow the Lender to identify the Borrower in accordance with the Act.

     11. Lawful Interest. It being the intention of the Lender and the Borrower to comply with all applicable laws with regard to the interest charged hereunder, it is agreed that, notwithstanding any provision to the contrary in this Note or any of the other Transaction Documents, no such provision, including without limitation any provision of this Note providing for the payment of interest or other charges, shall require the payment or permit the collection of any amount in excess of the maximum amount of interest permitted by law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the indebtedness evidenced by this Note or by any extension or renewal hereof ("EXCESS INTEREST"). If any Excess Interest is provided for, or is adjudicated to be provided for, in this Note or any of the other Transaction Documents, then in such event:

     11.1. the provisions of this Section 11 shall govern and control;

     11.2. the Borrower shall not be obligated to pay any Excess Interest;

     11.3. any Excess Interest that the Lender may have received hereunder shall, at the option of the Lender, be (i) applied as a credit against the principal balance due under this Note or the accrued and unpaid interest thereon

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
not to exceed the maximum amount permitted by law, or both, (ii) refunded to the Borrower, or (iii) any combination of the foregoing;

     11.4. the applicable interest rate or rates shall be automatically subject to reduction to the maximum lawful rate allowed to be contracted for in writing under the applicable governing usury laws, and this Note and the Transaction Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in such interest rate or rates; and

     11.5. the Borrower shall not have any action or remedy against the Lender for any damages whatsoever or any defense to enforcement of this Note or arising out of the payment or collection of any Excess Interest.

     12. Pronouns. Regardless of their form, all words used in this Note shall be deemed singular or plural and shall have the gender as required by the text.

     13. Headings. The various headings used in this Note as headings for sections or otherwise are for convenience and reference only and shall not be used in interpreting the text of the section in which they appear and shall not limit or otherwise affect the meanings thereof.

     14. Time of Essence. Time is of the essence with this Note.

     15. Severability. If any part of this Note is construed to be in violation of any law, such part shall be modified to achieve the objective of the Parties to the fullest extent permitted by law and the balance of this Note shall remain in full force and effect.

     16. Attorneys' Fees. If any action at law or in equity is necessary to enforce this Note or to collect payment under this Note, the Lender shall be entitled to recover reasonable attorneys' fees directly related to such enforcement or collection actions.

     17. Amendments and Waivers; Remedies. No failure or delay on the part of either party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to either party hereto at law, in equity or otherwise. Any amendment, supplement or modification of or to any provision of this Note, any waiver of any provision of this Note, and any consent to any departure by either party from the terms of any provision of this Note, shall be effective (i) only if it is made or given in writing and signed by the Borrower and the Lender and (ii) only in the specific instance and for the specific purpose for which made or given.

     18. Notices. Unless otherwise provided for herein, all notices, requests, demands, claims and other communications hereunder shall be given in accordance with the subsection of the Purchase Agreement titled "Notices." Either party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by providing notice thereof in the manner set forth in the Purchase Agreement.

     19. Final Note. This Note, together with the other Transaction Documents, contains the complete understanding and agreement of the Borrower and the Lender and supersedes all prior representations, warranties, agreements, arrangements, understandings, and negotiations of the Borrower and Lender with respect to the subject matter of the Transaction Documents. THIS NOTE, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND

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
MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



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
         IN WITNESS WHEREOF, the Parties have executed this Note as of the date set forth above.

                                   BORROWER:

                                   TYPENEX CO-INVESTMENT, LLC

                                   By: Red Cliffs Investments, Inc., its Manager


                                   By: /s/ John M. Fife
                                      ------------------------------------------
                                      John M. Fife, President

ACKNOWLEDGED, ACCEPTED AND AGREED:

RED GIANT ENTERTAINMENT, INC.


By: /s/ Benny R. Powell
   ----------------------------------------
   Benny R. Powell, President/CEO



                    [Signature page to Secured Buyer Note #1]

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